UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - April 28, 2004
                                                           --------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
              ------------------------ ---------------------------
             (Exact name of Registrant as specified in its charter)


               Maryland                                          22-3297339
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  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (973) 669-7366
                                                   -----------------------------



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Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Regulation
                  S-K Exhibit
                     Number                                 Document
                     ------                                 --------

                       99.1                          Press Release dated
                                                     April 28, 2004

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its third quarter results.

     The press release includes non-GAAP financial measures which exclude the effect of a non-recurring charge associated with the refinance of trust preferred securities.

     Management uses these non-GAAP financial measures because it believes these measures facilitate comparisons of the Company's historical financial results.

     These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: April 28, 2004                            By:  /s/ Joseph L. LaMonica
                                                    -----------------------
                                                      Joseph L. LaMonica
                                                      President and Chief
                                                      Executive Officer